SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: January 20, 2004

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


         Nevada                     0-26321                        98-0204105
(State or other jurisdiction     (Commission                     (IRS Employer
of   incorporation)               File Number)               Identification No.)


    14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado 80112

               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044
















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    Item 7.       Financial Statements and Exhibits

         (a)      None

         (b)      None

         (c) Exhibits:

              Regulation
              S-K Number                         Document

               10.1 Joint Value  Enhancement  Agreement  by and among  Pannonian
                    Energy Inc. and M-I, LLC, Nabors Drilling USA, LP, Pool Well Services Co., Red Oak Capital Management LLC and Schlumberger Technology Corporation dated January 16, 2004

               10.2 Red Oak Engagment Letter dated December 8, 2003

               99.1 Press release dated January 20, 2004

    Item 9.       Regulation FD Disclosure

          Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit
          99.1 to this Form 8-K.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GASCO ENERGY, INC.


January 20, 2004                                By:   /s/ W. King Grant
                                                      --------------------------
                                                      W. King Grant
                                                      Chief Financial Officer


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